GaveKal Knowledge Leaders Fund Advisor Class (GAVAX) Institutional Class (GAVIX)

Summary Prospectus	January 7, 2013

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and Statement of Additional Information (“SAI”) and other information about the Fund online at www.gavekalfunds.com.  You may also obtain this information at no cost by calling 1-888-998-9890 or by sending an e-mail request to info@gavekal-usa.com. The Fund's Prospectus and SAI, both dated January 1, 2013, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The GaveKal Knowledge Leaders Fund (the “Fund”) seeks long-term growth of capital and to exceed the performance of the MSCI World Index.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed, if applicable)	2.00%	2.00%
Wire fee	$20	$20
Overnight check delivery fee	$15	$15
Retirement account fees (annual maintenance and full redemption requests)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.90%	0.90%
Distribution (Rule 12b-1) Fee	0.25%	None
Other expenses	0.69%	0.69%
Total annual fund operating expenses	1.84%	1.59%
Fee waiver and/or expense reimbursements	(0.34%)	(0.34%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements1	1.50%	1.25%

1
The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.25% of the average daily net assets of Advisor Class and Institutional Class Shares of the Fund, respectively.  This agreement is in effect until December 31, 2013, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment.

SUMMARY SECTION

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Advisor Class	$153	$546	$964	$2,131
Institutional Class	$127	$469	$834	$1,861

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in common stock of companies of any size located throughout the world, including the United States.  The Fund will invest primarily in “platform companies,” which the Fund’s advisor considers to be companies that incorporate knowledge components, or intellectual property, into their products and services, unlike companies that simply produce commodities or other raw materials.  Examples of platform companies include companies that focus on knowledge-based elements such as research and development, design, marketing, distribution and services.  Such companies are largely service-based and advanced manufacturing businesses and often operate globally.  In selecting platform companies for investment, the Fund’s advisor focuses on companies with histories of demonstrating superior operating results through intelligent application of their knowledge capabilities and strong unit volume growth.   The Fund may invest in stocks of companies in all industry groups and geographic locations. From time to time, the Fund may have a significant portion of its assets invested in the securities of companies in one or a few countries or regions.  The Fund may also have limited exposure to emerging markets (typically no more than 20% of the Fund’s total assets).

The Fund will invest primarily in companies included in the MSCI World Index.  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of August 31, 2012, the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

The Fund advisor’s investment process is a blend of: 1) a fundamental stock selection model, 2) a technical analysis methodology, and 3) top-down macroeconomic models.  The advisor employs a proprietary process to measure issuers’ corporate profitability, financial strength and growth potential by accounting for corporate intangible investments (e.g., research and development). The advisor also employs proprietary macroeconomic models that relate economic activity and global asset values to corporate operating performance. Finally, the advisor uses a proprietary technical analysis methodology it has developed to measure relative price trends. Based on the advisor’s fundamental, technical and macroeconomic analysis, it assembles a portfolio of equities that it feels offers the best opportunity for capital appreciation. The Fund advisor's sell discipline is designed to limit downside volatility and includes consideration of the following factors: 1) price momentum, 2) earnings momentum, 3) currency level for foreign companies, 4) valuation and 5) macroeconomic factors.

Principal Risks of Investing

Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose part or all of your investment in the Fund.

•	Investment Risks: An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

•
Equity Risks: The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

•
Foreign Investment Risks: The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers.  Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments.

•
Currency Risks: Foreign securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

•
Emerging Markets Risks:  The Fund’s investments in foreign issuers in developing or emerging market countries involve exposure to changes in economic and political factors.  The economies of most emerging market countries are in the infancy stage of capital market development.  As a result, their economic systems are still evolving and their political systems are typically less stable than those in more developed economies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

•
Small- and Mid-Cap Company Risks:  The securities of small- or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general.

•
Management Risks: The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Performance

The following performance information indicates some of the risks of investing in the Fund by comparing the Fund with the performance of a broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.gavekalfunds.com.

Calendar-Year Total Return for Institutional Class

The year-to-date total return for the Institutional Class as of September 30, 2012 was 12.50%.

Institutional Class
Highest Calendar Qtr Return at NAV (annualized):	6.37%	Quarter Ended 12/31/11
Lowest Calendar Qtr Return at NAV (annualized):	(2.68)%	Quarter Ended 9/30/11

Average Annual Total Returns as of December 31, 2011

	1 Year	Since Inception (September 30, 2010)
Institutional Class — Return Before Taxes	7.64%	6.39%
Institutional Class — Return After Taxes on Distributions	7.63%	6.39%
Institutional Class — Return After Taxes on Distributions and Sale of Fund Shares	4.98%	5.44%
Advisor Class — Return Before Taxes	7.17%	6.02%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	(5.54)%	2.32%

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  Furthermore, the after-tax returns are not relevant to those who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are for only Institutional Class and after-tax returns for other classes will vary.

Investment Advisor

GaveKal Capital, LLC (the “Advisor”)

Portfolio Manager

Steven C. Vannelli has served as the portfolio manager of the Fund since its inception on September 30, 2010.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Advisor Class
Direct Regular Accounts	$2,500	$250
Traditional and Roth IRA Accounts	$2,500	$250
Automatic Investment Plan	$2,500	$25
Gift Account For Minors	$2,500	$250
Institutional Class
All Accounts	$500,000	$25,000

Fund shares are redeemable on any business day by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.